SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [abstract]
SUBSEQUENT EVENTS

18.	SUBSEQUENT EVENTS

On January 3, 2018, the Company completed its previously announced agreement to sell $18.3 million in debt and equity securities of Equinox Gold Corp. to Mr. Ross Beaty.  The sale was conditional upon the closing of the announced business combination between Trek Mining Inc., NewCastle Gold Ltd. and Anfield Gold Corp. which occurred on December 22, 2017.

On January 17, 2018, the Company acquired a 2% NSR on the producing Houndé gold mine in Burkina Faso, owned and operated by Endeavour Mining Corporation. The royalty was acquired from Acacia Mining PLC for $45 million in cash and covers the Kari North and Kari South tenements.